UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2025

FREYR Battery, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-274434	93-3205861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1211 E 4th St. Austin, Texas 78702
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: 409-599-5706

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FREY	The New York Stock Exchange
Warrants, each whole warrant exercisable for one Common Stock at an exercise price for $11.50 per share	FREY WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 pf this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 13, 2025 (the “Second Amendment Effective Date”), Trina Solar US Manufacturing Module 1, LLC, a Texas limited liability company (“TUM 1”), a wholly owned indirect subsidiary of FREYR Battery, Inc. (“FREYR” or the “Company”), entered into that Amendment No. 2 to the Credit Agreement (the “Second Amendment”), by and among TUM 1, as borrower, the lenders from time to time party thereto, and HSBC Bank USA, N.A., as administrative and collateral agent.

The Second Amendment amends the TUM 1’s existing credit agreement, dated as of July 16, 2024 (as amended by that certain Consent, Waiver and Amendment No. 1 to the Credit Agreement, dated as of December 23, 2024 and by the Second Amendment, the “Amended Credit Agreement”), to amend the earlier date by which the conditions precedent set forth in Section 4.03 of the Amended Credit Agreement need to be satisfied or waived from February 13, 2025 to February 28, 2025 without resulting in an event of default.

The foregoing description of the Second Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated into this Item 1.01 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 2 to the Credit Agreement, dated as of February 13, 2025, by and among TUM 1, as Borrower, the lenders from time to time party thereto, and HSBC Bank USA, N.A., as Administrative Agent and Collateral Agent
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FREYR Battery, Inc.

By:	/s/ Daniel Barcelo
	Name:	Daniel Barcelo
	Title:	Chief Executive Officer and Chairman of the Board of Directors

Dated: February 14, 2025

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